EXHIBIT 10(i)

THE McCORMICK

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Amended and Restated Effective January 1, 2005

TABLE OF CONTENTS

Article 1 . General Provisions1
Section 1.1.Purpose.    1
Section 1.2.History of the Plan.    1
Section 1.3.Effective Date.    1
Article 2 . Definitions and Construction2
Section 2.1.Definitions.    2
Section 2.2.Construction.    5
Article 3 . Eligibility, Benefit Amounts and Vesting6
Section 3.1.Eligibility.    6
Section 3.2.Special Rules for Calculating Benefits.    6
Section 3.3.Senior Executive Program Benefit.    6
Section 3.4.Executive Program Benefit.    8
Section 3.5.Foreign Service Senior Executive Program Benefit.    9
Section 3.6.Management Program Benefit.    10
Section 3.7.Special Program Benefit.    10
Section 3.8.Vesting and Nonforfeitability of Benefits.    10
Article 4 . Payment of Plan Benefits11
Section 4.1.Default Forms of Payment.    11
Section 4.2.Cash Out of Small Benefits.    11
Section 4.3.Alternate Forms of Payment.    11
Section 4.4.Time of Benefit Payments.    12
Section 4.5.Election of Alternate Time and Form of Payment.    12
Section 4.6.Beneficiary in the Event of Death.    13
Article 5 . Administration of the Plan14
Section 5.1.Designation of Committee.    14
Section 5.2.Authority of Committee.    14
Section 5.3.Agents.    14
Section 5.4.Binding Effect of Decisions.    14
Section 5.5.Indemnity of Committee.    14
Section 5.6.Employer Information.    15
Section 5.7.Finality of Decisions.    15
Article 6 . Claims Procedures16
Section 6.1.Presentation of Claim.    16
Section 6.2.Notification of Decision.    16
Section 6.3.Review of a Denied Claim.    16
Section 6.4.Decision on Review.    17
Section 6.5.Section 409A of the Code.    17

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Article 7 . Amendment and Termination19
Section 7.1.Amendment.    19
Section 7.2.Termination    19
Section 7.3.Contractual Obligation.    19
Section 7.4.Section 409A of the Code.    19
Article 8 . Trust21
Section 8.1.Establishment of the Trust.    21
Section 8.2.Automatic Funding of Trust.    21
Section 8.3.Interrelationship of the Plan and the Trust.    21
Section 8.4.Distributions From the Trust.    21
Article 9 . Miscellaneous22
Section 9.1.Status of Plan.    22
Section 9.2.Unsecured General Creditor.    22
Section 9.3.Employer’s Liability.    22
Section 9.4.Nonassignability.    22
Section 9.5.Not a Contract of Employment.    22
Section 9.6.Furnishing Information.    23
Section 9.7.Governing Law.    23
Section 9.8.Required or Permitted Notices.    23
Section 9.9.Successors.    23
Section 9.10.Severability.    24
Section 9.11.Payment on Behalf of Person Unable to Manage Affairs.    24
Section 9.12.Distribution in the Event of Taxation.    24
Section 9.13.Insurance.    24
Section 9.14.Section 409A of the Code.    24
Section 9.15.Other Benefits and Agreements.    24
Article 10 . Grandfathered Benefits26
Section 10.1.Grandfathered Benefits.    26

APPENDIX A            The McCormick Supplemental Executive Retirement Plan,
as amended and restated June 19, 2001

EXHIBIT 1            Sample Participation Agreements

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Article 1. General Provisions
Section 1.1.    Purpose.
This Plan is designed to restore benefits that would have accrued under the Pension Plan but are restricted due to the limits on compensation imposed by Sections 415 and 401(a)(17) of the Code and to provide supplemental retirement benefits to senior executives in management positions selected by the Committee. Benefits provided under the Plan are structured to facilitate an orderly transition within the ranks of senior management and to provide for an equitable retirement benefit for such individuals consistent with competitive conditions in the marketplace.
Section 1.2.    History of the Plan.

(a)
Effective June 19, 2001, the Company amended and restated the Plan. The terms of the Plan, as set forth in the 2001 restatement, continue to apply to Grandfathered Benefits, which are not subject to Section 409A of the Code, and are set forth in Appendix A of the current restatement.

(b)
On December 24, 2004, the Company adopted a resolution to amend the Plan to the extent necessary to comply with Section 409A of the Code. As part of this resolution, the Company undertook to administer the Plan in accordance with a reasonable interpretation of Section 409A of the Code. This resolution was effective January 1, 2005.

(c)	In accordance with the December 24, 2004, resolution and amendment, the Plan has been operated in good faith compliance with Section 409A of the Code and the applicable guidance since January 1, 2005.
Section 1.3.    Effective Date.
The Plan, as amended and restated in this document, is effective January 1, 2005.
Article 2.     Definitions and Construction
Section 2.1.    Definitions.
For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the meanings indicated:

(a)	Affiliated Group. The Company and all subsidiary corporations which are participating employers under the Pension Plan.

(b)	Article. An Article of the Plan.

(c)	Benefit Commencement Date. The date on which an Employee’s benefit under the Plan commences as determined under Section 4.4.

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(d)	Benefit Trigger. The earliest to occur of (1) a Change in Control Event, (2) the Employee’s Disability, or (3) the Employee’s Separation from Service.

(e)	Board. The Board of Directors of the Company.

(f)
Cause. Any willful and continuous failure by the Employee to substantially perform his duties with the Company (unless the failure to perform is due to the Employee’s Disability) or any willful misconduct or gross negligence by the Employee which results in material economic harm to the Company, or any conviction of the Employee of a felony. No act or failure to act shall be considered “willful” for purposes of this definition if the Employee reasonably believed in good faith that such act or failure to act was in, or not opposed to, the best interests of the Company. In the event of a willful and continuous failure by the Employee to substantially perform his duties, the Company shall notify the Employee in writing of such failure to perform, and the Employee shall have a period of thirty (30) days after such notice to resume substantial performance of his duties.

(g)	Change in Control Event. The occurrence of one or more of the following events:

(1)
the consolidation or merger of the Company with or into another entity where the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s capital stock are converted into cash, securities or other property, except for any consolidation or merger of the Company in which the holders (excluding any “Substantial Stockholders” as defined in Section 4, “Common Stock,” subsection (b)(2)(H) of the Certificate of Incorporation of the Company as in effect as of the date hereof (the “Charter”)) of the Company’s (A) voting common stock, (B) non-voting common stock, and (C) other classes of voting stock, if any, immediately before the consolidation or merger shall, upon consummation of the consolidation or merger, own in excess of 50% of the voting stock of the surviving corporation;

(2)
any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company;

(3)
any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner (as defined in Section 4, “Common Stock,” subsection (b)(2)(C) of the Charter), directly or indirectly, of securities of the Company representing more than 13% (the “Specified Percentage”) of the voting power of all the outstanding securities of the Company having the right to vote in an election of the Board (after giving effect, to the extent applicable, to the operation of Section 4, “Common Stock,” subsection (b) of the Charter) (including, without limitation, any securities of the Company that any such person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, which shall be deemed beneficially owned by such person), provided, however, that in

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the event that the vote limitation with respect to Substantial Stockholders set forth in Section 4, “Common Stock,” subsection (b) of the Charter becomes inoperative by virtue of the operation of Section 4, “Common Stock,” subsection (b)(12) of the Charter, or otherwise, the “Specified Percentage” shall be increased, without requirement for further action, to 35%; or

(4)
individuals, who constitute the entire Board elected by the Company’s stockholders at its most recent annual meeting of stockholders and any new directors who have been appointed to the Board by a vote of at least a majority of the directors then in office, having ceased for any reason to constitute a majority of the members of the Board.

Notwithstanding the definition of Change in Control Event set forth in this Section 2.1(g), if a Change in Control Event occurs and such event does not constitute a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code, Employees shall vest in their Plan benefits as provided in Section 3.8, but such event shall not be treated as a Benefit Trigger.

(h)	Claimant. The person or persons described in Article 6 who apply for benefits or amounts that may be payable under the Plan.

(i)	Code. The Internal Revenue Code of 1986, as amended.

(j)	Committee. Either of the Committees designated in Article 5, as applicable.

(k)	Company. McCormick & Company, Incorporated, and any successors or assigns.

(l)	Constructive Discharge. An Employee’s Separation from Service as a result of, and within a period of thirty (30) days after the occurrence of, any of the following events:

(1)
Re-assignment of the Employee to a position which is at a substantially lower level in the organizational structure than his previous position, as defined by any one or a combination of the following factors: reporting relationship, compensation compared to others in the organization, and authority, duties and responsibilities;

(2)
Substantial diminution in the Employee’s authority, duties or responsibilities, or the assignment of duties and responsibilities which are unsuitable for an individual having the position, experience and stature of the Employee;

(3)	Substantial reduction in the Employee’s total compensation (including salary, bonus opportunity, deferred compensation, stock options, retirement programs and other benefits);

(4)	Relocation of the Employee’s principal workplace to a location which is more than 50 miles from the Employee’s previous principal workplace; or

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(5)
Any failure by the Company to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform under the Plan in the same manner and to the same extent that the Company would be required to perform thereunder with respect to the Employee if the transaction or event resulting in a successor had not taken place.

(m)
Disabled/Disability. “Totally and Permanently Disabled” within the meaning of the Company’s long-term disability plan, provided that such disability constitutes a “disability” within the meaning of Treas. Reg. § 1.409A-3(i)(4).

(n)	Employee. A participant in the Pension Plan who is employed by one or more members of the Affiliated Group.

(o)	ERISA. The Employee Retirement Income Security Act of 1974, as amended.

(p)	Grandfathered Benefits. An Employee’s benefit under the Plan, to the extent that such benefit was earned and vested (within the meaning of Section 409A of the Code) before January 1, 2005.

(q)	Participation Agreement. A contract between an Employee and the Company, as described in Section 7.3.

(r)	Plan. The McCormick Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2005.

(s)	Pension Plan. The McCormick Pension Plan.

(t)	Separation from Service. A termination of an Employee’s employment relationship with the Affiliated Group that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(u)
Trust. The McCormick Supplemental Executive Retirement Trust or such other trust as may be established by a member of the Affiliated Group to fund benefits under this Plan. The Plan, notwithstanding the creation of the Trust, is intended to be unfunded for purposes of the Code and Title I of ERISA.

Section 2.2.    Construction.
For purposes of the Plan, unless the contrary is clearly indicated by the context,

(a)	the use of the masculine gender shall also include within it meaning the feminine and vice versa,

(b)	the use of the singular shall also include within its meaning the plural and vice versa, and

(c)	the word “include” shall mean to include without limitation.

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Article 3.     Eligibility, Benefit Amounts and Vesting
Section 3.1.    Eligibility.

(a)
An Employee shall only be eligible for coverage under this Plan if such Employee has reached age 50 and is a senior executive in a management position, and Employee’s benefit under the Pension Plan is reduced by Section 401(a)(17) or Section 415 of the Code . An Employee shall only be eligible for a Program under Section 3.3, Section 3.4, Section 3.5, or Section 3.7 if the Employee is selected to participate in such a Program by the Committee.

(b)
In selecting an Employee for coverage under the Plan, the Committee shall specify whether the amount of the Employee’s benefit under the Plan shall be determined under the “Senior Executive Program” as provided in Section 3.3, the “Executive Program” as provided in Section 3.4, the “Foreign Service Senior Executive Program” as provided in Section 3.5, “Management Program” as provided in Section 3.6 of the Plan, or a “Special Program” as provided in Section 3.7 of the Plan (each such benefit, a “Program”), and such selection shall be evidenced by a Participation Agreement. For the avoidance of doubt, no Employee shall be eligible for a benefit under more than one Program with respect to the same period of service.

Section 3.2.    Special Rules for Calculating Benefits.

(a)
For purposes of calculating an Employee’s benefit under this Article 3, the fact that the Employee would not be able to commence payment under the Pension Plan (or a pension or retirement plan provided by a subsidiary or affiliate of the Company located outside the United States which formerly employed the Employee) on the Benefit Commencement Date because he would not yet have reached a certain age on the Benefit Commencement Date shall be disregarded. In such circumstances, the value of the benefit under the Pension Plan (or applicable non-U.S. plan) on the Benefit Commencement Date shall be the actuarial equivalent of the benefit under such plan calculated as if it were payable on the Benefit Commencement Date using actuarial assumptions (including early retirement factors) as determined by the Committee.

(b)
For purposes of calculating an Employee’s benefit under Sections 3.3, 3.4, or 3.5, the term “annual bonus” shall not include any payment made to an Employee pursuant to a cash-based long-term incentive award.

Section 3.3.    Senior Executive Program Benefit.

(a)	Employees Who Participated in Pension Plan Before December 1, 2001.
For an Employee who has been selected by the Committee to receive benefits under the Senior Executive Program set forth in this Section 3.3 and who participated in the Pension Plan at any time before December 1, 2001, the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2):

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(1)
The Employee’s benefit that would have been payable under the Pension Plan on the Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan, calculated as if he had attained an adjusted retirement age on the Benefit Commencement Date, determined as follows:

(A)
The adjusted retirement age will be the Employee’s actual attained age on the Benefit Commencement Date increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65.

(B)
In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee’s rate of pay in effect immediately preceding the date of his Benefit Trigger had remained in effect until his adjusted retirement age.

(C)
Average monthly earnings shall include 90% of 1/12th of the average of the five highest annual bonuses earned by the Employee in any five of the ten calendar years immediately prior to his Benefit Trigger.

(2)	The benefit that the Employee is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(b)	Employees Who Did Not Participate in Pension Plan Before December 1, 2001.
For an Employee who has been selected by the Committee to receive benefits under the Senior Executive Program set forth in this Section 3.3 and who did not participate in the Pension Plan at any time before December 1, 2001, the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2), times the multiplier described in subparagraph (3):

(1)
The Employee’s benefit that would have been payable under the Pension Plan on the Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan, calculated as if he had attained an adjusted retirement age on the Benefit Commencement Date, determined as follows:

(A)
The adjusted retirement age will be the Employee’s actual attained age on the Benefit Commencement Date increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65.

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(B)
In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee’s rate of pay in effect immediately preceding the date of his Benefit Trigger had remained in effect until his adjusted retirement age.

(2)	The benefit that the Employee is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(3)
If the Employee was in compensation tier D at the time of his Benefit Trigger, the multiplier shall be 1.4; if the Employee was in compensation tier C or higher at the time of his Benefit Trigger, the multiplier shall be 1.5; provided, however, that the Committee may increase the multiplier with respect to any Employee.

Section 3.4.    Executive Program Benefit.

(a)	Employees Who Participated in Pension Plan Before December 1, 2001.
For an Employee who has been selected by the Committee to receive benefits under the Executive Program set forth in this Section 3.4 and who participated in the Pension Plan at any time before December 1, 2001, the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2):

(1)
The Employee’s benefit that would have been payable under the Pension Plan on the Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan, calculated as if average monthly earnings had included 90% of 1/12th of the average of the five highest annual bonuses earned by the Employee in any five of the ten calendar years immediately prior to his Benefit Trigger.

(2)	The benefit that the Employee is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(b)	Employees Who Did Not Participate in Pension Plan Before December 1, 2001.
For an Employee who has been selected by the Committee to receive benefits under the Executive Program set forth in this Section 3.4 and who did not participate in the Pension Plan at any time before December 1, 2001, the benefit shall be equal to the amount described in subparagraph (1) minus the amount described in subparagraph (2), times the multiplier described in subparagraph (3):

(1)	The Employee’s benefit that would have been payable under the Pension Plan on the Benefit Commencement Date in the single life annuity form of payment,

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disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan.

(2)	The benefit that the Employee is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(3)
If the Employee was in compensation tier D at the time of his Benefit Trigger, the multiplier shall be 1.4; if the Employee was in compensation tier C or higher at the time of his Benefit Trigger, the multiplier shall be 1.5.

Section 3.5.    Foreign Service Senior Executive Program Benefit.
For an Employee who has been selected by the Committee to receive benefits under the Foreign Service Senior Executive Program set forth in this Section 3.5 and who participated in the Pension Plan at any time before December 1, 2001, and so long as such Employee (i) on the date of his Benefit Trigger is working in the United States for a member of the Affiliated Group, and (ii) has worked in the United States for at least three years at a member of the Affiliated Group, the benefit shall be equal to the amount described in subparagraph (1) minus the amounts described in subparagraphs (2) and (3):

(1)
The Employee’s benefit that would have been payable under the Pension Plan on the Benefit Commencement Date in the single life annuity form of payment, including in such calculation all periods of service by the Employee with any subsidiary or affiliate of the Company located outside the United States, and disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan, calculated as if he had attained an adjusted retirement age on the Benefit Commencement Date, determined as follows:

(A)
The adjusted retirement age will be the Employee’s actual attained age on the Benefit Commencement Date increased by one month for each month of service after age 55 during which the Employee participated in the Plan. However, the adjusted retirement age cannot be greater than 65.

(B)
In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that the Employee’s rate of pay in effect immediately preceding the date of his Benefit Trigger had remained in effect until his adjusted retirement age.

(C)
Average monthly earnings shall include 90% of 1/12th of the average of the five highest annual bonuses earned by the Employee in any five of the ten calendar years immediately prior to his Benefit Trigger.

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(2)	The benefit that the Employee is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

(3)
The benefit that the Employee is actually eligible to receive on the Benefit Commencement Date under any pension or retirement plan provided by a subsidiary or affiliate of the Company located outside the United States which formerly employed the Employee.

Section 3.6.    Management Program Benefit.
For an Employee who has met the eligibility criteria to receive benefits set forth in Section 3.1 but has not been selected by the Committee to receive a benefit under any specific Program under the Plan, the benefit shall be equal to the amount described in subparagraph (a) minus the amount described in subparagraph (b):

(a)
The benefit that would have been payable under the Pension Plan on the Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Code as they may be implemented in the Pension Plan.

(b)	The benefit that the Employee is actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.
Section 3.7.    Special Program Benefit.
For an Employee who has been selected by the Committee to receive benefits under the Special Program set forth in this Section 3.7, the benefit shall be equal to the amount described in his employment agreement approved by the Committee and designated a “Special Program Benefit” therein.
Section 3.8.    Vesting and Nonforfeitability of Benefits.
The right of an Employee or any other person to a benefit under this Plan shall be deemed to vest and become nonforfeitable upon the earliest of:

(a)	the date on which the Employee reaches age 55;

(b)	the date of a Change in Control Event;

(c)	the date on which the Employee becomes Disabled; or

(d)	the date immediately preceding the date of such Employee’s Separation from Service as a result of death, a Constructive Discharge or a discharge by the Company without Cause.
Article 4.     Payment of Plan Benefits
Section 4.1.    Default Forms of Payment.
Except as provided in Section 4.2 or Section 4.5:

(a)
If the Employee’s Benefit Trigger is his Disability or his Separation from Service and he is married on the Benefit Commencement Date, his benefit shall be paid in the form of a fifty (50) percent joint and survivor annuity with his spouse as the survivor annuitant.

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(b)	If the Employee’s Benefit Trigger is his Disability or his Separation from Service and he is unmarried on the Benefit Commencement Date, his benefit shall be paid in the form of a single life annuity.

(c)	If the Employee’s Benefit Trigger is a Change in Control Event, his benefit shall be paid in a lump sum.
Section 4.2.    Cash Out of Small Benefits.
If an Employee’s benefit on his Benefit Commencement Date would be the actuarial equivalent of a lump sum payment of less than the limit set forth in Section 402(g) of the Code ($15,500 in 2008), the benefit shall be paid in a lump sum.
Section 4.3.    Alternate Forms of Payment.

(a)	Benefits under the Plan paid due to a Separation from Service or Disability may be payable in the following actuarially equivalent forms (to the extent available under the Pension Plan):

(1)	a single life annuity;

(2)	a 50%, 66 and 2/3%, 75% or 100% joint and survivor annuity;

(3)	an annuity described in Section 4.3(a)(1) or (2) with guaranteed payments for the first 5, 10, or 15 years;

(4)	any other form of payment permitted by the Committee that would be treated as an actuarially equivalent life annuity within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B); and,

(5)	to the extent required by Section 4.2, a lump sum.

(b)
Each form of payment under the Plan shall be the actuarial equivalent of Employee’s benefit calculated as a single life annuity beginning on his Benefit Commencement Date. Actuarial equivalence shall be determined under this Plan by using the actuarial assumptions that are used for that purpose under the Pension Plan as in effect when such actuarial equivalence under this Plan is being determined. Any actuarially equivalent benefits calculated under this Section shall be based on the Employee’s actual attained age at the time of the calculation.

Section 4.4.    Time of Benefit Payments.

(a)
Except to the extent that a different time of payment is elected pursuant to Section 4.5, if the Employee’s Benefit Trigger is his Separation from Service, the Employee’s Benefit Commencement Date shall be determined as follows and the following rules shall apply:

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(1)
Except as provided in Section 4.4(a)(2), the Employee’s Benefit Commencement Date shall be the first of the month following the later of his Separation from Service or the date on which he attains age 55.

(2)	No payment shall be made during the six-month period immediately following the Employee’s Separation from Service (other than in the case of the Employee’s death).

(3)
Any payments otherwise due during the six-month period immediately following the Employee’s Separation from Service shall be paid on the first business day that occurs six months following the Employee’s Separation from Service (or, if earlier, the date of the Employee’s death). During this six-month period, the amounts otherwise payable to the Employee shall accrue interest at the 30-day Treasury Bill rate in effect for November of the year before the year in which the Employee experiences a Separation from Service.

(b)	If an Employee’s Benefit Trigger is a Change in Control Event, the Employee’s Benefit Commencement Date shall be the date of the Change in Control Event.

(c)
Except to the extent that a different time of payment is elected pursuant to Section 4.5, if an Employee’s Benefit Trigger is his Disability, the Employee’s Benefit Commencement Date shall be the first of the month following the later of the date of his Disability or the date on which he attains age 55.

Section 4.5.    Election of Alternate Time and Form of Payment.

(a)
In General. Except as provided in Section 4.2, before his Benefit Commencement Date, an Employee may elect to receive his benefit following a Separation from Service or Disability in any form permitted under Section 4.3(a) that is treated as an actuarially equivalent life annuity (within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B)) with respect to benefit that he would have received under the single life annuity form of payment. An Employee shall not be permitted to change his form of benefit after his Benefit Commencement Date.

(b)
Changes to Form of Payment. An Employee may file an election to change his time of payment upon a Separation from Service or Disability to an alternate time of payment permitted by the Committee or to change his form of payment upon a Separation from Service or Disability to a form of payment permitted under Section 4.3(a) that is not treated as an actuarially equivalent life annuity (within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B)) with respect to the form of benefit that he would have received under Section 4.1(a) or Section 4.1(b), provided that such change is made at the time and in the manner designated by the Committee, and subject to the following conditions:

(1)	the election to change the time or form of payment shall not take effect until twelve (12) months after the election is made;

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(2)	the election to change the time or form of payment must be filed at least 12 months prior to the date on which payments to the Employee are otherwise scheduled to commence; and

(3)	the first payment with respect to which such election to change the time or form of payment is made must be deferred for a period of 5 years from the date such payment would otherwise have been made.
An Employee may file separate elections to change the time or form of payment for payments upon a Separation from Service and Disability. For purposes of this Section 4.5(b), a series of installment payments over a period of five years or less shall be treated as a single payment, and an election between actuarially equivalent life annuities shall be permitted at any time permitted under Section 409A of the Code.
Section 4.6.    Beneficiary in the Event of Death.
Upon the death of an Employee eligible for coverage under the Plan before the Employee’s Benefit Commencement Date, the surviving spouse of such Employee, if any, shall be paid a benefit equal to 50% of the benefit the Employee would have been entitled to under the Plan had he experienced a Separation from Service on the day immediately preceding his death. If the Employee dies before age 55, the surviving spouse’s benefit shall commence payment on the first day of the month following the date on which the Employee would have reached age 55, and the surviving spouse’s benefit shall be calculated as if the Employee had reached age 55, but based on the Employee’s actual compensation and years of service as of his date of death. If death occurs after the Employee has begun to receive payment of his benefit under the Plan, the beneficiary shall receive any benefit to which he is entitled under the form in which the benefit was being paid. If the Employee is unmarried and has not yet commenced his or her benefit at the time of the Employee’s death, the Employee’s beneficiaries, heirs, or estate shall not be entitled to a benefit under the Plan.
Article 5.     Administration of the Plan
Section 5.1.    Designation of Committee.
This Plan shall be administered by the Compensation Committee of the Board of Directors or the Management Committee of the Company, as the case may be. The Compensation Committee reviews and approves the participation and benefits for the Company’s “executive officers,” as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended, and any other Employees that it designates. The Management Committee reviews and approves the participation and benefits for all other executives. Members of the Management Committee may participate in this Plan.
Section 5.2.    Authority of Committee.
The Committee shall have the discretion and authority to (a) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (b) decide or resolve

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any and all questions including interpretations of this Plan and facts that are relevant to the administration of the Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by an Employee, the Company or a member of the Affiliated Group.
Section 5.3.    Agents.
In the administration of this Plan, the Committee may, from time to time, employ or designate agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company.
Section 5.4.    Binding Effect of Decisions.
The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated by the Committee hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.
Section 5.5.    Indemnity of Committee.
The Company and each member of the Affiliated Group shall indemnify and hold harmless the members of the Committee, and any employee to whom duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members or any such employee, in which case the member(s) or employee(s) who engaged in the misconduct shall not be eligible for indemnification.
Section 5.6.    Employer Information.
To enable the Committee to perform its functions, each member of the Affiliated Group shall supply full and timely information to the Committee on all matters relating to the compensation of its Employees, the date and circumstances of the Disability, death or Separation from Service of its Employees, and such other pertinent information as the Committee may reasonably require.
Section 5.7.    Finality of Decisions.
Any actions taken hereunder, including any valuation of the amount, or designation of a recipient, or any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes.

Article 6.     Claims Procedures
Section 6.1.    Presentation of Claim.

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Any Employee or beneficiary of a deceased Employee (such Employee or beneficiary being referred to below as a “Claimant”) may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within thirty (30) days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.
Section 6.2.    Notification of Decision.
The Committee shall consider a Claimant’s claim and shall notify the Claimant in writing or by electronic means:

(a)	that the Claimant’s requested determination has been made, and that the claim has been allowed in full; or

(b)
that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant’s requested determination, and in that event, such notice shall set forth in a manner calculated to be understood by the Claimant:

(1)	the specific reason(s) for the denial of the claim, or any part of it;

(2)	specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

(3)	a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

(4)
an explanation of the review procedures and the time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

Any such notice shall be provided within 90 days after receipt of the claim by the Plan, unless special circumstances require an extension of time for processing the claim for up to a maximum of an additional 90 days. The Claimant will receive written notification if any such extension is necessary.
Section 6.3.    Review of a Denied Claim.
Within sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant’s duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than thirty (30) days after the review procedure began, the Claimant (or the Claimant’s duly authorized representative):

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(a)	may review and request copies of pertinent documents, records, and other information relevant to the claim for benefits;

(b)
may submit written comments, documents, records, and other information relating to the claim for benefits (regardless of whether such comments, documents, records, or other information was submitted or considered in connection with the initial claim); and/or

(c)	may request a hearing, which the Committee may grant.
No claim shall be reviewed if the Claimant (or the Claimant’s duly authorized representative) fails to file the written request for review in a timely manner.
A Claimant who fails to request a review (and fails to have a duly authorized representative seek review on his behalf) in accordance with this Section 6.3 shall not be permitted to bring an action under ERISA to enforce his rights under the Plan.
Section 6.4.    Decision on Review.
The Committee shall render its decision on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee’s decision must be rendered within one hundred twenty (120) days after such date. The Claimant will receive written notification if any extension beyond the original sixty (60) days is necessary. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

(a)	specific reasons for the decision;

(b)	specific reference(s) to the pertinent Plan provisions upon which the decision was based;

(c)
a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits; and

(d)	a statement of the Claimant's right to bring an action under Section 502(a) of ERISA.
Section 6.5.    Section 409A of the Code.
If an Employee or beneficiary believes he or she is entitled to benefits but has not received them, the Employee or beneficiary must accept any payment made under the Plan and make prompt and reasonable, good faith efforts to collect the remaining portion of the payment, as determined under section 1.409A-3(g) of the Treasury Regulations. For this purpose (and as determined under such regulation), efforts to collect the payment will be presumed not to be prompt, reasonable, good faith efforts, unless the Employee or beneficiary provides notice to the Committee within 90 days of the latest date upon which the payment could have been timely made in accordance with the terms of the Plan and the regulations under Section 409A of the

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Code, and unless, if not paid, the Employee or beneficiary takes further enforcement measures within 180 days after such latest date.
Article 7.     Amendment and Termination
Section 7.1.    Amendment.
The Company may, at any time, amend or modify the Plan in whole or in part; provided that (a) no amendment or modification shall decrease or restrict the value of an Employee’s benefit in existence at the time the amendment or modification is made, calculated as if the Employee had experienced a Separation from Service as of the effective date of the amendment or modification, and (b) after a Change in Control, no amendment or modification shall adversely affect the vesting, calculation or payment of benefits hereunder to any Employee or beneficiary or diminish any other rights or protections any Employee or beneficiary would have had, but for such amendment or modification, unless such affected Employee or beneficiary consents in writing to such amendment.
Section 7.2.    Termination
While the Company intends to maintain this Plan for as long as necessary, the Company reserves the right to terminate it at any time for whatever reason it may deem appropriate, subject to the requirements of Section 7.1 that apply with respect to any amendment to terminate the Plan. In the event of the termination of the Plan (and any other plan required to be aggregated with this Plan pursuant to Section 409A of the Code), the Company may, in its discretion, elect to distribute to each Employee the full amount of his benefit under the Plan in a lump sum no earlier than the 13th month and no later than the 24th month after the termination of the Plan, provided that the termination of the Plan is not proximate to a downturn in the Company’s financial heath and the Company does not adopt any new arrangement that would have been aggregated with the Plan under Section 409A within three years following the date of the Plan’s termination. If a Change in Control Event occurs that results in the payment of benefits to Employees, then the Plan shall terminate automatically immediately following the payment of such benefits, and no further benefits shall accrue under the Plan following such Change in Control Event.
Section 7.3.    Contractual Obligation.
Notwithstanding Section 7.1, the Company intends to assume a contractual commitment to pay the benefits described under this Plan and such commitment shall be evidenced by individual contracts entered into between the Company and each covered Employee for whom benefits accrue under the Plan. The contracts shall be substantially in the form attached as Exhibit 1 to the Plan.
Section 7.4.    Section 409A of the Code.
If the Company determines that any provision of the Plan is or might be inconsistent with the restrictions imposed by Section 409A of the Code, such provision shall be deemed to be

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amended to the extent that the Company determines necessary to bring it into compliance with Section 409A of the Code. Any such deemed amendment shall be effective as of the earliest date such amendment is necessary under Section 409A of the Code. No amendment or termination pursuant to Section 7.1 of the Plan shall be effective to the extent that it would result in a violation of any requirement under Section 409A of the Code.
Article 8.     Trust
Section 8.1.    Establishment of the Trust.
The Company may utilize one or more Trusts to which the Affiliated Group may transfer such assets as the members of the Affiliated Group determine in their sole discretion to assist in meeting their obligations under the Plan. Any Trust shall conform to the restrictions under Section 409A of the Code relating to the funding of nonqualified deferred compensation plans. Benefits under the Plan may also be paid out of the general assets of the Company or a member of the Affiliated Group.
Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Employee or any other person.
Section 8.2.    Automatic Funding of Trust.
Upon a Change in Control, (a) if it has not done so already, the Company shall establish a Trust, and (b) the members of the Affiliated Group shall contribute amounts to such Trust (or any pre-existing Trust or Trusts) sufficient to fund all benefits due under the Plan.
Section 8.3.    Interrelationship of the Plan and the Trust.
The provisions of the Plan and the Participation Agreement shall govern the rights of an Employee to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the members of the Affiliated Group, Employees and the creditors of the Company and members of the Affiliated Group to the assets transferred to the Trust.
Section 8.4.    Distributions From the Trust.
The obligations of each member of the Affiliated Group under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce such employer’s obligations under the Plan.
Article 9.     Miscellaneous
Section 9.1.    Status of Plan.
The Plan is intended to be a plan that is not qualified within the meaning of Section 401(a) of the Code and that “is unfunded and is maintained by an employer primarily for the purpose of

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providing deferred compensation for a select group of management or highly compensated employees” within the meaning of ERISA. The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.
Section 9.2.    Unsecured General Creditor.
Employees and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or a member of the Affiliated Group or in any property or assets held in a Trust maintained with respect to the Plan. For purposes of the payment of benefits under this Plan, any and all of the assets of the Company and each member of the Affiliated Group, shall be, and shall remain, the general, unpledged unrestricted assets of the Company or member of the Affiliated Group. Any employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the right of any unsecured general creditor of the Company.
Section 9.3.    Employer’s Liability.
An employer’s liability for the payment of benefits shall be defined only by the Plan and the Employee’s Participation Agreement. An employer shall have no obligation to an Employee under the Plan except as expressly provided in the Plan and his Participation Agreement.
Section 9.4.    Nonassignability.
Neither an Employee nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in actual receipt, the amount, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. Except as required by law or by a “qualified domestic relations order” (as defined in Section 414(p)(1)(B) of the Code) that can be construed and executed in a manner consistent with the requirements of Section 409A of the Code, no part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by an Employee or any other person, or be transferable by operation of law in the event of an Employee’s or any other person’s bankruptcy or insolvency.
Section 9.5.    Not a Contract of Employment.
The terms and conditions of this Plan and the Employee’s Participation Agreement shall not be deemed to constitute a contract of employment between any member of the Affiliated Group and the Employee. Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as otherwise provided in a written employment agreement. Nothing in this Plan or any Participation Agreement under the Plan shall be deemed to give an Employee the right to be retained in the service of any employer as an employee or to interfere with the right of any employer to discipline or discharge the Employee at any time.

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Section 9.6.    Furnishing Information.
Each Employee and beneficiary shall cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.
Section 9.7.    Governing Law.
The provisions of this Plan shall be construed and interpreted according to ERISA and the internal laws of the State of Maryland without regard to its conflicts of laws principles, to the extent not preempted by ERISA.
Section 9.8.    Required or Permitted Notices.
Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:
McCormick & Company, Incorporated
18 Loveton Circle
Sparks, Maryland 21152
Attn: Vice President – Human Relations

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.
Any notice or filing required or permitted to be given to an Employee under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Employee.
Section 9.9.    Successors.
The provisions of this Plan shall bind and inure to the benefit of the Employee’s employer and its successors and assigns, the Employee, the Employee’s beneficiaries and their successors and assigns.
Section 9.10.     Severability.
If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity, or unenforceability shall not affect any other provision of the Plan, each of which shall remain in full force and effect.
Section 9.11.     Payment on Behalf of Person Unable to Manage Affairs.

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If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any such payment shall be a complete discharge of the liabilities of the Company under this Plan.
Section 9.12.     Distribution in the Event of Taxation.
The Committee may distribute all or a portion of the Employee’s benefit to the extent necessary to pay any FICA or income taxes which may be owed by the Employee on his benefit under the Plan and to the extent permitted by Section 409A of the Code.
Section 9.13.    Insurance.
The Company and members of the Affiliated Group, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Employee, in such amounts and in such forms as the Company may choose. The employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Employee shall have no interest whatsoever in any such policy or policies, and at the request of the employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the employers have applied for insurance.
Section 9.14.     Section 409A of the Code.
No provision in the Plan shall be interpreted or construed to (a) create any liability for the Company or an employer related to a failure to comply with Section 409A of the Code or (b) transfer any liability for a failure to comply with Section 409A of the Code from an Employee, an Employee’s spouse, beneficiary, estate or other individual to the Company or a member of the Affiliated Group.
Section 9.15.     Other Benefits and Agreements.
The benefits provided for an Employee and Employee’s beneficiary under the Plan are in addition to any other benefits available to such Employee under any other plan or program for employees of the Employee’s employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or programs except as may otherwise be expressly provided.

Article 10.     Grandfathered Benefits

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Section 10.1.    Grandfathered Benefits.
The terms of the Plan in effect on December 31, 2004 are attached as Appendix A. Appendix A applies to an Employee’s Grandfathered Benefits. To the extent that an Employee’s benefit under the Plan was earned and vested after December 31, 2004, it is subject to the provisions of the Plan as amended and restated effective January 1, 2005 and any subsequent amendments and restatements of the Plan. The purpose of Appendix A is to preserve the terms of the Plan that govern an Employee’s Grandfathered Benefits, and to prevent any Grandfathered Benefits from becoming subject to Section 409A of the Code. No amendment to the Plan, including this Appendix A, which would constitute a “material modification” for purposes of Section 409A, shall be effective unless the amending instrument specifically provides that it is intended to materially modify the terms of this Appendix A and to cause the Grandfathered Benefits to become subject to Section 409A of the Code.

*        *        *        *        *

IN WITNESS WHEREOF, this Plan document has been executed on behalf of the Company as of November 25, 2008.

ATTEST:                    McCORMICK & COMPANY, INCORPORATED

By:    /s/ W. Geoffrey Carpenter    11-25-08    By:    /s/ Cecile K. Perich    11-25-08
W. Geoffrey Carpenter    Date            Cecile K. Perich    Date
Vice President                        Vice President
General Counsel & Secretary                Human Relations

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The McCormick
Supplemental Executive Retirement Plan

Amended and Restated Effective January 1, 2005

Exhibit I

Sample Contracts

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McCormick Supplemental Executive Retirement Plan Agreement
(for certain senior executives hired before November 30, 2000)

This agreement is made as of the ___ day of __________, _____, by and between McCormick & Company, Incorporated, a corporation organized under the laws of the state of Maryland (the “Company”) and _________, an employee of the Company (“You” or “you”).

WHEREAS, the Company sponsors the McCormick Supplemental Executive Retirement Plan (the “Plan”), which provides non-qualified retirement benefits to certain employees of the Company and its subsidiaries and has been restated effective January 1, 2005 to comply with certain changes in the law; and

WHEREAS, the Company desires to enter into an agreement with respect to your participation in the Plan, which reflects the restated terms of the Plan (the “Agreement”);

NOW, THEREFORE, you and the Company acknowledge and agree to the following terms:

I.Your Benefit.
You are eligible for a benefit under the Senior Executive Program. Your benefit shall equal the amount described in Section I(A) minus the amount described in Section I(B), calculated in accordance with the provisions of Sections I(C) and I(D), and subject to the vesting requirements of Section I(E).

A.
The benefit that would have been payable under the Pension Plan on your Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”) as they may be implemented in the Pension Plan, calculated as if you had attained an adjusted retirement age on the Benefit Commencement Date, determined as follows:

1.
The adjusted retirement age will be your actual attained age on the Benefit Commencement Date increased by one month for each month of service after age 55 during which you participated in the Plan. However, the adjusted retirement age cannot be greater than 65.

2.	In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that your rate of pay in effect immediately preceding the

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date of your Benefit Trigger had remained in effect until your adjusted retirement age.

3.	Average monthly earnings shall include 90% of 1/12th of the average of the five highest annual bonuses that you earned in any five of the ten calendar years immediately prior to your Benefit Trigger.

B.	The benefit that you are actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

C.
For purposes of calculating your benefit, the fact that you would not be able to commence payment under the Pension Plan on the Benefit Commencement Date because you would not yet have reached a certain age on the Benefit Commencement Date shall be disregarded. In such circumstances, the value of the benefit under the Pension Plan on the Benefit Commencement Date shall be the actuarial equivalent of the benefit under the Pension Plan calculated as if it were payable on the Benefit Commencement Date using actuarial assumptions (including early retirement factors) as determined by the Committee.

D.	For purposes of calculating your benefit, the term “annual bonus” shall not include any payment made pursuant to a cash-based long-term incentive award.

E.
Your rights in your benefit under the Plan shall be deemed to vest and become nonforfeitable upon the earliest of: (1) the date on which you reach age 55; (2) the date of a Change in Control; (3) the date on which you become Disabled; or (4) the date immediately preceding the date of your Separation from Service as a result of death, a Constructive Discharge or a discharge by the Company without Cause.

II.Benefit Commencement Date.

A.	Your “Benefit Trigger” is the earliest to occur of (1) a Change in Control Event, (2) your Disability, or (3) your Separation from Service with the Company.

B.
Except to the extent you elect a different time of payment as may be permitted by the Plan and the Committee, if your Benefit Trigger is your Separation from Service, your Benefit Commencement Date shall be determined as follows:

1.	Except as provided in Section II(B)(2) below, your Benefit Commencement Date shall be the first of the month following the

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later of your Separation from Service or the date on which you attain age 55.

2.	No payment shall be made during the six-month period immediately following your Separation from Service (other than in the case of your death).

3.
Any payments otherwise due during the six-month period immediately following your Separation from Service shall be paid on the first business day that occurs six months following your Separation from Service (or, if earlier, the date of your death). During this six-month period, the amounts otherwise payable to you shall accrue interest at the 30-day Treasury Bill rate in effect for November of the year before the year in which you experience a Separation from Service.

C.	If your Benefit Trigger is a Change in Control Event, your Benefit Commencement Date shall be the date of the Change in Control Event.

D.
Except to the extent you elect a different time of payment as may be permitted by the Plan, if your Benefit Trigger is your Disability, your Benefit Commencement Date shall be the first of the month following the later of the date of your Disability or the date on which you attain age 55.

III.Form of Benefit.
A.    Except as provided in subsection III(B) or (C):

1.
If your Benefit Trigger is your Disability or your Separation from Service and you are married on the Benefit Commencement Date, your benefit shall be paid in the form of a fifty (50) percent joint and survivor annuity with your spouse as the survivor annuitant.

2.	If your Benefit Trigger is your Disability or your Separation from Service and you are unmarried on the Benefit Commencement Date, your benefit shall be paid in the form of a single life annuity.

3.	If your Benefit Trigger is a Change in Control Event, your benefit shall be paid in a lump sum.

B.
If your benefit on your Benefit Commencement Date would be the actuarial equivalent of a lump sum payment of less than the limit set forth in Section 402(g) of the Code ($15,500 in 2008), the benefit shall be paid in a lump sum.

C.	Except as provided in Section III(B), benefits under the Plan paid due to a Separation from Service or Disability may be payable in the following

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actuarially equivalent forms (to the extent permitted under The McCormick Pension Plan at the time your benefit commences): (1) a single life annuity; (2) a 50%, 66 and 2/3%, 75% or 100% joint and survivor annuity; (3) an annuity described in Section III(C)(1) or (2) with guaranteed payments for the first 5, 10, or 15 years; and (4) any other form of payment permitted by the Committee that would be treated as an actuarially equivalent life annuity within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B).
IV.Death Benefit.
Upon your death before your Benefit Commencement Date, your surviving spouse, if any, shall be paid a benefit equal to 50% of the benefit you would have been entitled to under the Plan had you experienced a Separation from Service on the day immediately preceding your death. If you die before age 55, the surviving spouse’s benefit shall commence payment on the first day of the month following the date on which you would have reached age 55, and the surviving spouse’s benefit shall be calculated as if you had reached age 55, but based on your actual compensation and years of service as of your date of death. If death occurs after you have begun to receive payment of your benefit under the Plan, the beneficiary shall receive any benefit to which you are entitled under the form in which the benefit was being paid. If you are unmarried and have not yet commenced your benefit at the time of your death, your beneficiaries, heirs, or estate shall not be entitled to a benefit under the Plan.
V.Amendment and Termination.

A.
The Company may, at any time, amend or modify the Plan in whole or in part; provided that (1) no amendment or modification shall decrease or restrict the value of your benefit in existence at the time the amendment or modification is made, calculated as if you had experienced a Separation from Service as of the effective date of the amendment or modification, and (2) after a Change in Control, no amendment or modification shall adversely affect the vesting, calculation or payment of benefits hereunder to you or your beneficiary or diminish any other rights or protections you or your beneficiary would have had, but for such amendment or modification, unless you or your beneficiary consent in writing to such amendment.

B.
While the Company intends to maintain the Plan for as long as necessary, the Company reserves the right to terminate it at any time for whatever reasons it may deem appropriate, subject to the requirements of subsection (V)(A) that apply with respect to any amendment to terminate the Plan. In the event of the termination of the Plan (and any other plan required to be aggregated with this Plan pursuant to Section 409A of the Code), the Company may, in its discretion, elect to distribute to you the full amount

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of your benefit under the Plan in a lump sum no earlier than the 13th month and no later than the 24th month after the termination of the Plan. If a Change in Control Event occurs that results in the payment of benefits to you, then the Plan shall terminate automatically immediately following the payment of such benefits, and no further benefits shall accrue under the Plan following such Change in Control Event.

C.
If the Company determines that any provision of the Plan is or might be inconsistent with the restrictions imposed by Section 409A of the Code, such provision shall be deemed to be amended to the extent that the Company determines necessary to bring it into compliance with Section 409A of the Code. Any such deemed amendment shall be effective as of the earliest date such amendment is necessary under Section 409A of the Code. No amendment or termination described in Sections V(A) or (B) of this Agreement shall be effective to the extent that it would result in a violation of any requirement under Section 409A of the Code.

VI.Miscellaneous Terms.

A.
The terms and conditions of the Plan and this Agreement shall not be deemed to constitute a contract of employment between you and the Company or any of its subsidiaries. Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as otherwise provided in a written employment agreement. Nothing in the Plan, this Agreement, or any other contract under the Plan shall be deemed to give you the right to be retained in the service of any employer as an employee or to interfere with the right of any employer to discipline or discharge you at any time.

B.
The Committee shall have the discretion and authority to (1) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (2) decide or resolve any and all questions including interpretations of the Plan and facts that are relevant to the administration of the Plan, as may arise in connection with the Plan.

C.	The terms used in this Agreement shall have the same definition as the identified terms used in the Plan.

D.
This Agreement shall not confer any rights or privileges on you greater than those provided under the Plan. This Agreement is subject to the terms and provisions of the Plan and, in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

McCormick Supplemental Executive Retirement Plan        Page 27

E.	This Agreement supersedes any previous agreements between you and the Company or any of its subsidiaries regarding supplemental or executive retirement plan benefits.

F.	This Agreement shall be binding upon and inure to the benefit of the Company, its subsidiaries, successors, and assigns and you and your heirs, executors, administrators, and legal representatives.

G.	This Agreement shall be construed in accordance with and governed by the laws of the state of Maryland.
IN WITNESS WHEREOF, the Company have caused this Agreement to be executed by its duly authorized officers, and you have hereunto set your hand, as of the date appearing on page one.

McCORMICK & COMPANY, INCORPORATED

[Name of Employee]            Alan D. Wilson
Chairman, President and Chief Executive Officer

ATTEST:

W. Geoffrey Carpenter
Vice President, General Counsel & Secretary

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McCormick Supplemental Executive Retirement Plan Agreement
(for certain senior executives hired after November 30, 2000)

This agreement is made as of the ___ day of ________, 20__, by and between McCormick & Company, Incorporated, a corporation organized under the laws of the state of Maryland (the “Company”) and _________________, an employee of the Company (“You” or “you”).

WHEREAS, the Company sponsors the McCormick Supplemental Executive Retirement Plan (the “Plan”), which provides non-qualified retirement benefits to certain employees of the Company and its subsidiaries and has been restated effective January 1, 2005 to comply with certain changes in the law; and

WHEREAS, the Company desires to enter into an agreement with respect to your participation in the Plan, which reflects the restated terms of the Plan (the “Agreement”);

NOW, THEREFORE, you and the Company acknowledge and agree to the following terms:

I.Your Benefit.
You are eligible for a benefit under the Senior Executive Program. Your benefit shall equal the amount described in Section I(A) multiplied by the amount in Section I(C), minus the amount described in Section I(B), calculated in accordance with the provisions of Section I(D) and subject to the vesting requirements of Section I(E).

A.
The benefit that would have been payable under the Pension Plan on your Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”) as they may be implemented in the Pension Plan, calculated as if you had attained an adjusted retirement age on the Benefit Commencement Date, determined as follows:

1.
The adjusted retirement age will be your actual attained age on the Benefit Commencement Date increased by one month for each month of service after age 55 during which you participated in the Plan. However, the adjusted retirement age cannot be greater than 65.

2.	In the benefit calculation, credited service and average monthly earnings will be determined to the adjusted retirement age, assuming that your rate of pay in effect immediately preceding the

McCormick Supplemental Executive Retirement Plan        Page 29

date of your Benefit Trigger had remained in effect until your adjusted retirement age.

B.	The benefit that you are actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

C.
If you are in compensation tier D at the time of your Benefit Trigger, the multiplier shall be 1.4; if you are in compensation tier C or higher at the time of your Benefit Trigger, the multiplier shall be 1.5.

D.
For purposes of calculating your benefit, the fact that you would not be able to commence payment under the Pension Plan on the Benefit Commencement Date because you would not yet have reached a certain age on the Benefit Commencement Date shall be disregarded. In such circumstances, the value of the benefit under the Pension Plan on the Benefit Commencement Date shall be the actuarial equivalent of the benefit under the Pension Plan calculated as if it were payable on the Benefit Commencement Date using actuarial assumptions (including early retirement factors) as determined by the Committee.

E.
Your rights in your benefit under the Plan shall be deemed to vest and become nonforfeitable upon the earliest of: (1) the date on which you reach age 55; (2) the date of a Change in Control; (3) the date on which you become Disabled or (4) the date immediately preceding the date of your Separation from Service as a result of death, a Constructive Discharge or a discharge by the Company without Cause.

II.Benefit Commencement Date.

A.	Your “Benefit Trigger” is the earliest to occur of (1) a Change in Control Event, (2) your Disability, or (3) your Separation from Service with the Company.

B.
Except to the extent you elect a different time of payment as may be permitted by the Plan and the Committee, if your Benefit Trigger is your Separation from Service, your Benefit Commencement Date shall be determined as follows:

1.	Except as provided in Section II(B)(2) below, your Benefit Commencement Date shall be the first of the month following the later of your Separation from Service or the date on which you attain age 55.

McCormick Supplemental Executive Retirement Plan        Page 30

2.	No payment shall be made during the six-month period immediately following your Separation from Service (other than in the case of your death).

3.
Any payments otherwise due during the six-month period immediately following your Separation from Service shall be paid on the first business day that occurs six months following your Separation from Service (or, if earlier, the date of your death). During this six-month period, the amounts otherwise payable to you shall accrue interest at the 30-day Treasury Bill rate in effect for November of the year before the year in which you experience a Separation from Service.

C.	If your Benefit Trigger is a Change in Control Event, your Benefit Commencement Date shall be the date of the Change in Control Event.

D.
Except to the extent you elect a different time of payment as may be permitted by the Plan, if your Benefit Trigger is your Disability, your Benefit Commencement Date shall be the first of the month following the later of the date of your Disability or the date on which you attain age 55.

III.Form of Benefit.
A.    Except as provided in subsection III(B) or (C):

1.
If your Benefit Trigger is your Disability or your Separation from Service and you are married on the Benefit Commencement Date, your benefit shall be paid in the form of a fifty (50) percent joint and survivor annuity with your spouse as the survivor annuitant.

2.	If your Benefit Trigger is your Disability or your Separation from Service and you are unmarried on the Benefit Commencement Date, your benefit shall be paid in the form of a single life annuity.

3.	If your Benefit Trigger is a Change in Control Event, your benefit shall be paid in a lump sum.

B.
If your benefit on your Benefit Commencement Date would be the actuarial equivalent of a lump sum payment of less than the limit set forth in Section 402(g) of the Code ($15,500 in 2008), the benefit shall be paid in a lump sum.

C.
Except as provided in Section III(B), benefits under the Plan paid due to a Separation from Service or Disability may be payable in the following actuarially equivalent forms (to the extent permitted under The McCormick Pension Plan at the time your benefit commences): (1) a

McCormick Supplemental Executive Retirement Plan        Page 31

single life annuity; (2) a 50%, 66 and 2/3%, 75% or 100% joint and survivor annuity; (3) an annuity described in Section III(C)(1) or (2) with guaranteed payments for the first 5, 10, or 15 years; and (4) any other form of payment permitted by the Committee that would be treated as an actuarially equivalent life annuity within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B).

IV.Death Benefit.
Upon your death before your Benefit Commencement Date, your surviving spouse, if any, shall be paid a benefit equal to 50% of the benefit you would have been entitled to under the Plan had you experienced a Separation from Service on the day immediately preceding your death. If you die before age 55, the surviving spouse’s benefit shall commence payment on the first day of the month following the date on which you would have reached age 55, and the surviving spouse’s benefit shall be calculated as if you had reached age 55, but based on your actual compensation and years of service as of your date of death. If death occurs after you have begun to receive payment of your benefit under the Plan, the beneficiary shall receive any benefit to which you are entitled under the form in which the benefit was being paid. If you are unmarried and have not yet commenced your benefit at the time of your death, your beneficiaries, heirs, or estate shall not be entitled to a benefit under the Plan.
V.Amendment and Termination.

A.
The Company may, at any time, amend or modify the Plan in whole or in part; provided that (1) no amendment or modification shall decrease or restrict the value of your benefit in existence at the time the amendment or modification is made, calculated as if you had experienced a Separation from Service as of the effective date of the amendment or modification, and (2) after a Change in Control, no amendment or modification shall adversely affect the vesting, calculation or payment of benefits hereunder to you or your beneficiary or diminish any other rights or protections you or your beneficiary would have had, but for such amendment or modification, unless you or your beneficiary consent in writing to such amendment.

B.
While the Company intends to maintain the Plan for as long as necessary, the Company reserves the right to terminate it at any time for whatever reasons it may deem appropriate, subject to the requirements of subsection (V)(A) that apply with respect to any amendment to terminate the Plan. In the event of the termination of the Plan (and any other plan required to be aggregated with this Plan pursuant to Section 409A of the Code), the Company may, in its discretion, elect to distribute to you the full amount

McCormick Supplemental Executive Retirement Plan        Page 32

of your benefit under the Plan in a lump sum no earlier than the 13th month and no later than the 24th month after the termination of the Plan. If a Change in Control Event occurs that results in the payment of benefits to you, then the Plan shall terminate automatically immediately following the payment of such benefits, and no further benefits shall accrue under the Plan following such Change in Control Event.

C.
If the Company determines that any provision of the Plan is or might be inconsistent with the restrictions imposed by Section 409A of the Code, such provision shall be deemed to be amended to the extent that the Company determines necessary to bring it into compliance with Section 409A of the Code. Any such deemed amendment shall be effective as of the earliest date such amendment is necessary under Section 409A of the Code. No amendment or termination described in Sections V(A) or (B) of this Agreement shall be effective to the extent that it would result in a violation of any requirement under Section 409A of the Code.

VI.Miscellaneous Terms.

A.
The terms and conditions of the Plan and this Agreement shall not be deemed to constitute a contract of employment between you and the Company or any of its subsidiaries. Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as otherwise provided in a written employment agreement. Nothing in the Plan, this Agreement, or any other contract under the Plan shall be deemed to give you the right to be retained in the service of any employer as an employee or to interfere with the right of any employer to discipline or discharge you at any time.

B.
The Committee shall have the discretion and authority to (1) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (2) decide or resolve any and all questions including interpretations of the Plan and facts that are relevant to the administration of the Plan, as may arise in connection with the Plan.

C.	The terms used in this Agreement shall have the same definition as the identified terms used in the Plan.

D.
This Agreement shall not confer any rights or privileges on you greater than those provided under the Plan. This Agreement is subject to the terms and provisions of the Plan and, in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

McCormick Supplemental Executive Retirement Plan        Page 33

E.	This Agreement supersedes any previous agreements between you and the Company or any of its subsidiaries regarding supplemental or executive retirement plan benefits.

F.	This Agreement shall be binding upon and inure to the benefit of the Company, its subsidiaries, successors, and assigns and you and your heirs, executors, administrators, and legal representatives.

G.	This Agreement shall be construed in accordance with and governed by the laws of the state of Maryland.
IN WITNESS WHEREOF, the Company have caused this Agreement to be executed by its duly authorized officers, and you have hereunto set your hand, as of the date appearing on page one.

McCORMICK & COMPANY, INCORPORATED

[Name of Employee]            Alan D. Wilson
Chairman, President and Chief Executive Officer

ATTEST:

W. Geoffrey Carpenter
Vice President, General Counsel & Secretary

McCormick Supplemental Executive Retirement Plan        Page 34

McCormick Supplemental Executive Retirement Plan Agreement
(for certain executives hired before November 30, 2000)

This agreement is made as of the ___ day of __________, _____, by and between McCormick & Company, Incorporated, a corporation organized under the laws of the state of Maryland (the “Company”) and _________, an employee of the Company (“You” or “you”).

WHEREAS, the Company sponsors the McCormick Supplemental Executive Retirement Plan (the “Plan”), which provides non-qualified retirement benefits to certain employees of the Company and its subsidiaries and has been restated effective January 1, 2005 to comply with certain changes in the law; and

WHEREAS, the Company desires to enter into an agreement with respect to your participation in the Plan, which reflects the restated terms of the Plan (the “Agreement”);

NOW, THEREFORE, you and the Company acknowledge and agree to the following terms:

I.Your Benefit.
You are eligible for a benefit under the Executive Program. Your benefit shall equal the amount described in Section I(A) minus the amount described in Section I(B), calculated in accordance with the provisions of Sections I(C) and I(D), and subject to the vesting requirements of Section I(E).

A.
The benefit that would have been payable under the Pension Plan on your Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”) as they may be implemented in the Pension Plan.

Your benefit will be calculated as if your average monthly earnings had included 90% of 1/12 th of the average of the five highest annual bonuses that you earned in any five of the ten calendar years immediately prior to your Benefit Trigger.

B.	The benefit that you are actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

C.
For purposes of calculating your benefit, the fact that you would not be able to commence payment under the Pension Plan on the Benefit Commencement Date because you would not yet have reached a certain age on the Benefit Commencement Date shall be disregarded. In such

McCormick Supplemental Executive Retirement Plan        Page 35

circumstances, the value of the benefit under the Pension Plan on the Benefit Commencement Date shall be the actuarial equivalent of the benefit under the Pension Plan calculated as if it were payable on the Benefit Commencement Date using actuarial assumptions (including early retirement factors) as determined by the Committee.

D.	For purposes of calculating your benefit, the term “annual bonus” shall not include any payment made pursuant to a cash-based long-term incentive award.

E.
Your rights in your benefit under the Plan shall be deemed to vest and become nonforfeitable upon the earliest of: (1) the date on which you reach age 55; (2) the date of a Change in Control; (3) the date on which you become Disabled, or (4) the date immediately preceding the date of your Separation from Service as a result of death, a Constructive Discharge or a discharge by the Company without Cause.

II.Benefit Commencement Date.

A.	Your “Benefit Trigger” is the earliest to occur of (1) a Change in Control Event, (2) your Disability, or (3) your Separation from Service with the Company.

B.
Except to the extent you elect a different time of payment as may be permitted by the Plan and the Committee, if your Benefit Trigger is your Separation from Service, your Benefit Commencement Date shall be determined as follows:

1.	Except as provided in Section II(B)(2) below, your Benefit Commencement Date shall be the first of the month following the later of your Separation from Service or the date on which you attain age 55.

2.	No payment shall be made during the six-month period immediately following your Separation from Service (other than in the case of your death).

3.
Any payments otherwise due during the six-month period immediately following your Separation from Service shall be paid on the first business day that occurs six months following your Separation from Service (or, if earlier, the date of your death). During this six-month period, the amounts otherwise payable to you shall accrue interest at the 30-day Treasury Bill rate in effect for November of the year before the year in which you experience a Separation from Service.

McCormick Supplemental Executive Retirement Plan        Page 36

C.	If your Benefit Trigger is a Change in Control Event, your Benefit Commencement Date shall be the date of the Change in Control Event.

D.
Except to the extent you elect a different time of payment as may be permitted by the Plan, if your Benefit Trigger is your Disability, your Benefit Commencement Date shall be the first of the month following the later of the date of your Disability or the date on which you attain age 55.

III.Form of Benefit.
A.    Except as provided in subsection III(B) or (C):

1.
If your Benefit Trigger is your Disability or your Separation from Service and you are married on the Benefit Commencement Date, your benefit shall be paid in the form of a fifty (50) percent joint and survivor annuity with your spouse as the survivor annuitant.

2.	If your Benefit Trigger is your Disability or your Separation from Service and you are unmarried on the Benefit Commencement Date, your benefit shall be paid in the form of a single life annuity.

3.	If your Benefit Trigger is a Change in Control Event, your benefit shall be paid in a lump sum.

B.
If your benefit on your Benefit Commencement Date would be the actuarial equivalent of a lump sum payment of less than the limit set forth in Section 402(g) of the Code ($15,500 in 2008), the benefit shall be paid in a lump sum.

C.
Except as provided in Section III(B), benefits under the Plan paid due to a Separation from Service or Disability may be payable in the following actuarially equivalent forms (to the extent permitted under The McCormick Pension Plan at the time your benefit commences): (1) a single life annuity; (2) a 50%, 66 and 2/3%, 75% or 100% joint and survivor annuity; (3) an annuity described in Section III(C)(1) or (2) with guaranteed payments for the first 5, 10, or 15 years; and (4) any other form of payment permitted by the Committee that would be treated as an actuarially equivalent life annuity within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B).

IV.Death Benefit.
Upon your death before your Benefit Commencement Date, your surviving spouse, if any, shall be paid a benefit equal to 50% of the benefit you would have been entitled to under the Plan had you experienced a Separation from Service on the day immediately preceding your death. If you die before age 55, the surviving

McCormick Supplemental Executive Retirement Plan        Page 37

spouse’s benefit shall commence payment on the first day of the month following the date on which you would have reached age 55, and the surviving spouse’s benefit shall be calculated as if you had reached age 55, but based on your actual compensation and years of service as of your date of death. If death occurs after you have begun to receive payment of your benefit under the Plan, the beneficiary shall receive any benefit to which you are entitled under the form in which the benefit was being paid. If you are unmarried and have not yet commenced your benefit at the time of your death, your beneficiaries, heirs, or estate shall not be entitled to a benefit under the Plan.
V.Amendment and Termination.

A.
The Company may, at any time, amend or modify the Plan in whole or in part; provided that (1) no amendment or modification shall decrease or restrict the value of your benefit in existence at the time the amendment or modification is made, calculated as if you had experienced a Separation from Service as of the effective date of the amendment or modification, and (2) after a Change in Control, no amendment or modification shall adversely affect the vesting, calculation or payment of benefits hereunder to you or your beneficiary or diminish any other rights or protections you or your beneficiary would have had, but for such amendment or modification, unless you or your beneficiary consent in writing to such amendment.

B.
While the Company intends to maintain the Plan for as long as necessary, the Company reserves the right to terminate it at any time for whatever reasons it may deem appropriate, subject to the requirements of subsection (V)(A) that apply with respect to any amendment to terminate the Plan. In the event of the termination of the Plan (and any other plan required to be aggregated with this Plan pursuant to Section 409A of the Code), the Company may, in its discretion, elect to distribute to you the full amount of your benefit under the Plan in a lump sum no earlier than the 13th month and no later than the 24th month after the termination of the Plan. If a Change in Control Event occurs that results in the payment of benefits to you, then the Plan shall terminate automatically immediately following the payment of such benefits, and no further benefits shall accrue under the Plan following such Change in Control Event.

C.
If the Company determines that any provision of the Plan is or might be inconsistent with the restrictions imposed by Section 409A of the Code, such provision shall be deemed to be amended to the extent that the Company determines necessary to bring it into compliance with Section 409A of the Code. Any such deemed amendment shall be effective as of the earliest date such amendment is necessary under Section 409A of the Code. No amendment or termination described in Sections V(A) or (B) of

McCormick Supplemental Executive Retirement Plan        Page 38

this Agreement shall be effective to the extent that it would result in a violation of any requirement under Section 409A of the Code.
VI.Miscellaneous Terms.

A.
The terms and conditions of the Plan and this Agreement shall not be deemed to constitute a contract of employment between you and the Company or any of its subsidiaries. Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as otherwise provided in a written employment agreement. Nothing in the Plan, this Agreement, or any other contract under the Plan shall be deemed to give you the right to be retained in the service of any employer as an employee or to interfere with the right of any employer to discipline or discharge you at any time.

B.
The Committee shall have the discretion and authority to (1) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (2) decide or resolve any and all questions including interpretations of the Plan and facts that are relevant to the administration of the Plan, as may arise in connection with the Plan.

C.	The terms used in this Agreement shall have the same definition as the identified terms used in the Plan.

D.
This Agreement shall not confer any rights or privileges on you greater than those provided under the Plan. This Agreement is subject to the terms and provisions of the Plan and, in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

E.	This Agreement supersedes any previous agreements between you and the Company or any of its subsidiaries regarding supplemental or executive retirement plan benefits.

F.	This Agreement shall be binding upon and inure to the benefit of the Company, its subsidiaries, successors, and assigns and you and your heirs, executors, administrators, and legal representatives.

G.	This Agreement shall be construed in accordance with and governed by the laws of the state of Maryland.

McCormick Supplemental Executive Retirement Plan        Page 39

IN WITNESS WHEREOF, the Company have caused this Agreement to be executed by its duly authorized officers, and you have hereunto set your hand, as of the date appearing on page one.

McCORMICK & COMPANY, INCORPORATED

[Name of Employee]            Alan D. Wilson
Chairman, President and Chief Executive Officer

ATTEST:

W. Geoffrey Carpenter
Vice President, General Counsel & Secretary

McCormick Supplemental Executive Retirement Plan        Page 40

McCormick Supplemental Executive Retirement Plan Agreement
(for certain executives hired after November 30, 2000)

This agreement is made as of the ___ day of ________, 20__, by and between McCormick & Company, Incorporated, a corporation organized under the laws of the state of Maryland (the “Company”) and _________________, an employee of the Company (“You” or “you”).

WHEREAS, the Company sponsors the McCormick Supplemental Executive Retirement Plan (the “Plan”), which provides non-qualified retirement benefits to certain employees of the Company and its subsidiaries and has been restated effective January 1, 2005 to comply with certain changes in the law; and

WHEREAS, the Company desires to enter into an agreement with respect to your participation in the Plan, which reflects the restated terms of the Plan (the “Agreement”);

NOW, THEREFORE, you and the Company acknowledge and agree to the following terms:

I.Your Benefit.
You are eligible for a benefit under the Executive Program. Your benefit shall equal the amount described in Section I(A) multiplied by the amount in Section I(C), minus the amount described in Section I(B), calculated in accordance with the provisions of Section I(D) and subject to the vesting requirements of Section I(E).

A.
The benefit that would have been payable under the Pension Plan on your Benefit Commencement Date in the single life annuity form of payment, disregarding the limitations of Sections 415 and 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”) as they may be implemented in the Pension Plan.

B.	The benefit that you are actually eligible to receive under the Pension Plan on the Benefit Commencement Date under the single life annuity form of payment.

C.
If you are in compensation tier D at the time of your Benefit Trigger, the multiplier shall be 1.4; if you are in compensation tier C or higher at the time of your Benefit Trigger, the multiplier shall be 1.5.

D.
For purposes of calculating your benefit, the fact that you would not be able to commence payment under the Pension Plan on the Benefit Commencement Date because you would not yet have reached a certain age on the Benefit Commencement Date shall be disregarded. In such

McCormick Supplemental Executive Retirement Plan        Page 41

circumstances, the value of the benefit under the Pension Plan on the Benefit Commencement Date shall be the actuarial equivalent of the benefit under the Pension Plan calculated as if it were payable on the Benefit Commencement Date using actuarial assumptions (including early retirement factors) as determined by the Committee.

E.
Your rights in your benefit under the Plan shall be deemed to vest and become nonforfeitable upon the earliest of: (1) the date on which you reach age 55; (2) the date of a Change in Control; (3) the date on which you become Disabled or (4) the date immediately preceding the date of your Separation from Service as a result of death, a Constructive Discharge or a discharge by the Company without Cause.

II.Benefit Commencement Date.

A.	Your “Benefit Trigger” is the earliest to occur of (1) a Change in Control Event, (2) your Disability, or (3) your Separation from Service with the Company.

B.
Except to the extent you elect a different time of payment as may be permitted by the Plan and the Committee, if your Benefit Trigger is your Separation from Service, your Benefit Commencement Date shall be determined as follows:

1.	Except as provided in Section II(B)(2) below, your Benefit Commencement Date shall be the first of the month following the later of your Separation from Service or the date on which you attain age 55.

2.	No payment shall be made during the six-month period immediately following your Separation from Service (other than in the case of your death).

3.
Any payments otherwise due during the six-month period immediately following your Separation from Service shall be paid on the first business day that occurs six months following your Separation from Service (or, if earlier, the date of your death). During this six-month period, the amounts otherwise payable to you shall accrue interest at the 30-day Treasury Bill rate in effect for November of the year before the year in which you experience a Separation from Service.

C.	If your Benefit Trigger is a Change in Control Event, your Benefit Commencement Date shall be the date of the Change in Control Event.

McCormick Supplemental Executive Retirement Plan        Page 42

D.
Except to the extent you elect a different time of payment as may be permitted by the Plan, if your Benefit Trigger is your Disability, your Benefit Commencement Date shall be the first of the month following the later of the date of your Disability or the date on which you attain age 55.

III.Form of Benefit.
A.    Except as provided in subsection III(B) or (C):

1.
If your Benefit Trigger is your Disability or your Separation from Service and you are married on the Benefit Commencement Date, your benefit shall be paid in the form of a fifty (50) percent joint and survivor annuity with your spouse as the survivor annuitant.

2.	If your Benefit Trigger is your Disability or your Separation from Service and you are unmarried on the Benefit Commencement Date, your benefit shall be paid in the form of a single life annuity.

3.	If your Benefit Trigger is a Change in Control Event, your benefit shall be paid in a lump sum.

B.
If your benefit on your Benefit Commencement Date would be the actuarial equivalent of a lump sum payment of less than the limit set forth in Section 402(g) of the Code ($15,500 in 2008), the benefit shall be paid in a lump sum.

C.
Except as provided in Section III(B), benefits under the Plan paid due to a Separation from Service or Disability may be payable in the following actuarially equivalent forms (to the extent permitted under The McCormick Pension Plan at the time your benefit commences): (1) a single life annuity; (2) a 50%, 66 and 2/3%, 75% or 100% joint and survivor annuity; (3) an annuity described in Section III(C)(1) or (2) with guaranteed payments for the first 5, 10, or 15 years; and (4) any other form of payment permitted by the Committee that would be treated as an actuarially equivalent life annuity within the meaning of Treas. Reg. § 1.409A-2(b)(2)(ii)(B).

IV.Death Benefit.
Upon your death before your Benefit Commencement Date, your surviving spouse, if any, shall be paid a benefit equal to 50% of the benefit you would have been entitled to under the Plan had you experienced a Separation from Service on the day immediately preceding your death. If you die before age 55, the surviving spouse’s benefit shall commence payment on the first day of the month following the date on which you would have reached age 55, and the surviving spouse’s benefit shall be calculated as if you had reached age 55, but based on your actual

McCormick Supplemental Executive Retirement Plan        Page 43

compensation and years of service as of your date of death. If death occurs after you have begun to receive payment of your benefit under the Plan, the beneficiary shall receive any benefit to which you are entitled under the form in which the benefit was being paid. If you are unmarried and have not yet commenced your benefit at the time of your death, your beneficiaries, heirs, or estate shall not be entitled to a benefit under the Plan.
V.Amendment and Termination.

A.
The Company may, at any time, amend or modify the Plan in whole or in part; provided that (1) no amendment or modification shall decrease or restrict the value of your benefit in existence at the time the amendment or modification is made, calculated as if you had experienced a Separation from Service as of the effective date of the amendment or modification, and (2) after a Change in Control, no amendment or modification shall adversely affect the vesting, calculation or payment of benefits hereunder to you or your beneficiary or diminish any other rights or protections you or your beneficiary would have had, but for such amendment or modification, unless you or your beneficiary consent in writing to such amendment.

B.
While the Company intends to maintain the Plan for as long as necessary, the Company reserves the right to terminate it at any time for whatever reasons it may deem appropriate, subject to the requirements of subsection (V)(A) that apply with respect to any amendment to terminate the Plan. In the event of the termination of the Plan (and any other plan required to be aggregated with this Plan pursuant to Section 409A of the Code), the Company may, in its discretion, elect to distribute to you the full amount of your benefit under the Plan in a lump sum no earlier than the 13th month and no later than the 24th month after the termination of the Plan. If a Change in Control Event occurs that results in the payment of benefits to you, then the Plan shall terminate automatically immediately following the payment of such benefits, and no further benefits shall accrue under the Plan following such Change in Control Event.

C.
If the Company determines that any provision of the Plan is or might be inconsistent with the restrictions imposed by Section 409A of the Code, such provision shall be deemed to be amended to the extent that the Company determines necessary to bring it into compliance with Section 409A of the Code. Any such deemed amendment shall be effective as of the earliest date such amendment is necessary under Section 409A of the Code. No amendment or termination described in Sections V(A) or (B) of this Agreement shall be effective to the extent that it would result in a violation of any requirement under Section 409A of the Code.

VI.Miscellaneous Terms.

McCormick Supplemental Executive Retirement Plan        Page 44

A.
The terms and conditions of the Plan and this Agreement shall not be deemed to constitute a contract of employment between you and the Company or any of its subsidiaries. Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except as otherwise provided in a written employment agreement. Nothing in the Plan, this Agreement, or any other contract under the Plan shall be deemed to give you the right to be retained in the service of any employer as an employee or to interfere with the right of any employer to discipline or discharge you at any time.

B.
The Committee shall have the discretion and authority to (1) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (2) decide or resolve any and all questions including interpretations of the Plan and facts that are relevant to the administration of the Plan, as may arise in connection with the Plan.

C.	The terms used in this Agreement shall have the same definition as the identified terms used in the Plan.

D.
This Agreement shall not confer any rights or privileges on you greater than those provided under the Plan. This Agreement is subject to the terms and provisions of the Plan and, in the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall govern.

E.	This Agreement supersedes any previous agreements between you and the Company or any of its subsidiaries regarding supplemental or executive retirement plan benefits.

F.	This Agreement shall be binding upon and inure to the benefit of the Company, its subsidiaries, successors, and assigns and you and your heirs, executors, administrators, and legal representatives.

G.	This Agreement shall be construed in accordance with and governed by the laws of the state of Maryland.
IN WITNESS WHEREOF, the Company have caused this Agreement to be executed by its duly authorized officers, and you have hereunto set your hand, as of the date appearing on page one.

McCORMICK & COMPANY, INCORPORATED

[Name of Employee]            Alan D. Wilson

McCormick Supplemental Executive Retirement Plan        Page 45

Chairman, President and Chief Executive Officer

ATTEST:

W. Geoffrey Carpenter
Vice President, General Counsel & Secretary

McCormick Supplemental Executive Retirement Plan        Page 46